UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
January 23, 2024

Commission file number 001-31220

Community Trust Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Kentucky	61-0979818
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

P.O. Box 2947 346 North Mayo Trail Pikeville, Kentucky	41502
(Address of principal executive offices)	(Zip code)

(606) 432-1414 (Registrant’s telephone number)

Securities registered pursuant to Section 12(b) of the Act:
Common Stock (Title of class)

CTBI	The NASDAQ Global Select Market
(Trading symbol)	(Name of exchange on which registered)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 – Entry into a Material Definitive Agreement

On January 23, 2024, Community Trust Bancorp, Inc.’s (“CTBI”) Board of Directors (the “Board”) approved the Employee Incentive Compensation Plan for the year ending December 31, 2024, which is included under Item 5.02 below, and incorporated herein by reference.

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers

Compensatory Arrangements

On January 23, 2024, the Board approved the following actions, which were approved by the Compensation Committee (the “Committee”) and recommended to the Board:

•
Base Salary Increases.  New annual base salaries were approved for the following named executive officers (“NEOs”):  Mark A. Gooch (Vice Chairman, President, and Chief Executive Officer) - $685,500; Richard W. Newsom (Executive Vice President) - $378,000; Kevin J. Stumbo (Executive Vice President, Chief Financial Officer, and Treasurer) - $368,000; James B. Draughn (Executive Vice President) - $357,000; and Ricky D. Sparkman (Executive Vice President) - $330,000.

•
Cash Incentive Compensation Awards for the Year(s) Ended December 31, 2023. CTBI’s NEOs were participants in CTBI’s Senior Management Incentive Compensation Plan for the year ended December 31, 2023 (the “2023 Plan”).  The Committee previously established the performance measures under the 2023 Plan and the required minimum level of performance for payment was not achieved by CTBI under the 2023 Plan.  However, the Committee authorized a discretionary gift/payment to all full-time employees hired prior to July 1, 2023 of $1,000 and all full-time employees hired after June 30, 2023 of $500, as well as a discretionary gift/payment to our Executive Committee and other members of senior management.  Accordingly, the NEOs received payments (paid in January 2024) as follows:

2024 Cash Payments Awarded ($)
Mark A. Gooch – Vice Chairman, President, and Chief Executive Officer	81,938
Richard W. Newsom – Executive Vice President	27,300
Kevin J. Stumbo – Executive Vice President, Chief Financial Officer, and Treasurer	26,513
James B. Draughn – Executive Vice President	25,725
Ricky D. Sparkman – Executive Vice President	23,775

CTBI’s NEOs were also participants in CTBI’s 2021 Executive Committee Long-Term Incentive Compensation Plan (“2021 Plan”) for the three-year period ending December 31, 2023.  The Committee previously established the performance measures under the 2021 Plan and the required level of performance for the maximum tier payment was achieved by CTBI under the 2021 Plan.  Accordingly, the NEOs were entitled to the following cash incentive awards (paid in January 2024):

2023 Cash Incentive Awarded Under the Long-Term Incentive Compensation Plan ($)
Mark A. Gooch – Vice Chairman, President, and Chief Executive Officer	220,500
Richard W. Newsom – Executive Vice President	87,150
Kevin J. Stumbo – Executive Vice President, Chief Financial Officer, and Treasurer	97,500
James B. Draughn – Executive Vice President	93,600
Ricky D. Sparkman – Executive Vice President	87,150

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Plans for Annual Incentive Compensation Awards for the Year Ending December 31, 2024.  The Committee recommended and the Board approved the Senior Management Incentive Compensation Plan for the year ending December 31, 2024 (the “2024 Plan”) which is included herein as Exhibit 10.7 to this Current Report on Form 8-K.  The participation groups under the 2024 Plan are: (i) Group I, consisting of the CEO of CTBI. and other members of the Executive Committee (“Other Executive Officers”); (ii) Group II, consisting of Community Trust Bank, Inc. (“CTB”) officers responsible for the various consolidated functions as selected by the CEO, the Presidents of each market, and the Community Trust and Investment Company (“CTIC”) officers responsible for various departments as selected by the CTIC CEO; and (iii) Group III, consisting of Senior Vice Presidents of consolidated functions selected for participation by the Committee.  Individuals below the Senior Vice President level may be selected by the Committee for special option awards for extraordinary performance.  This Plan may be amended, modified, or terminated by the Board at any time at its sole discretion, except that after the 90th day of the year the performance standards may not be changed in a manner that would increase the amount of incentive compensation payable for such year.

o
Participants will be eligible for a cash award determined by earnings per share (“EPS”) and earnings as a percentage of average assets (“ROAA”).  The minimum and maximum awards as a percentage of salary for each group will be: (i) Group I – CTBI CEO minimum award of 25% of salary and maximum award of 100% of salary; (ii) Group I – Other Executive Officers minimum award of 15% of salary and maximum award of 60% of salary; (iii) Group II  – minimum award of 3.5% of salary and maximum award of 8.75% of salary; and (iv) Group III – minimum award of 2.75% of salary and maximum award of 6.71% of salary.  In the event that the ROAA or EPS are not attained but the target net income is attained, the amount of the award under the 2024 Plan shall be paid at the base level of target performance payment.  There shall be a minimum acceptable performance beneath which no incentive awards are paid and a maximum above which there is no additional award paid to avoid excessive payout in the event of windfall profits.

o
Participants will be eligible to receive stock options (pursuant to CTBI’s 2015 Stock Ownership Incentive Plan) with a face value equal to certain percentages of salary or restricted stock (or a combination of options and restricted stock) of an amount recommended by the Committee and approved by the Board of CTBI subject to any limitations of the 2015 Stock Ownership Incentive Plan.  The minimum and maximum stock option awards as a percentage of salary for each group will be: (i) Group I – CTBI CEO minimum award of 10% of salary and maximum award of 23% of salary; (ii) Group I – Other Executive Officers minimum award of 7.5% of salary and maximum award of 17.25% of salary; (iii) Group II – minimum award of 5% of salary and maximum award of 11.5% of salary; and (iv) Group III – minimum award of 2.25% of salary and maximum award of 5% of salary.  In the event that the ROAA or EPS are not attained but the target net income is attained, the amount of stock options and/or restricted stock awarded under the 2024 Plan shall be granted at the base level of target performance.  There shall be a minimum acceptable performance beneath which awards will not be granted and a maximum above which there is no additional award in the event of windfall profits.

The Committee also recommended and the Board approved the Employee Incentive Compensation Plan for the year ending December 31, 2024 which is included herein as Exhibit 10.9 to this Current Report on Form 8-K.  Full-time employees who do not participate in another incentive plan are eligible to participate in this Plan.  This Plan may be amended, modified, or terminated by the Board at any time at its sole discretion, except that after the 90th day of the year the target award and the performance standards may not be changed in a manner that would increase the amount of incentive compensation payable over the amount which would have been payable under the performance standards previously established.

o
Participants will be eligible for a cash award determined by EPS growth and ROAA.  The minimum and maximum awards as a percentage of salary for each participant will be: minimum award – 2% of salary and maximum award – 4.5% of salary.  In the event that the ROAA or EPS are not attained but the target net income is attained, the amount of the award under the 2024 Plan shall be paid at the base level of target performance payment.  There shall be a minimum acceptable performance beneath which no incentive awards are paid and a maximum above which there is no additional award paid to avoid excessive payout in the event of windfall profits.

•
Plan for Long-Term Incentive Compensation for Executive Committee.  The Committee recommended and the Board approved the 2024 Executive Committee Long-Term Incentive Compensation Plan which is included herein as Exhibit 10.21 to this Current Report on Form 8-K.  This Plan may be amended, modified, or terminated by the Board at any time at its sole discretion, except that after the 90th day of the year, the performance goals set forth within may not be amended in a manner which would increase the amount of compensation payable pursuant to performance units over the amount which would have been payable under the performance goals previously established for such year.  Participants in this Plan will be the members of the Executive Committee of CTBI.

o
The target award fund shall be generated by 40% of the salary of the CTBI CEO and 20% of the salary of other members of the Executive Committee.  The target award may be changed by the Committee of the Board at any time during the Performance Period (as defined in the Plan) at their discretion provided, however, that the target award as a percentage of salary may not be increased after the 90th day of the 2024 calendar year.

o
The actual amount of payments under the performance units shall be calculated according to a schedule comparing cumulative net income (over a three-year performance period) to the performance goals described within the Plan and payments will be made in the form of cash or shares.  The minimum and maximum awards as a percentage of salary will be 10% and 60%, respectively, for the CTBI CEO and 5% and 30%, respectively, for all other members of the Executive Committee, respectively.  No amounts may be paid under the performance units unless CTBI attains a minimum acceptable performance, and no additional amounts may be paid above the maximum performance level.

Election of Director

On January 23, 2024, the Board appointed Jeff Sandlin, age 60, as an independent director, effective immediately.  Mr. Sandlin was recommended to the Board by Mark Gooch.  Mr. Sandlin worked in the mining industry from 1980 to1994.  In October 1994, he joined Perry Distributors, Inc. of Hazard, Kentucky and worked his way through every area of the business including warehouse, delivery, marketing, human resources, and sales and administration.  He was appointed General Manager in 1999 and is currently the Chief Operating Officer for Perry Distributors, Inc.  Mr. Sandlin led the acquisition efforts of two additional companies, one in Ashland and another in Ironton, Ohio in 2016.  Mr. Sandlin has been an active member of our advisory board for the Hazard Market for many years.

The addition of Mr. Sandlin expands the Board to twelve members. Mr. Sandlin was named to the Audit and Asset Quality and Risk and Compliance Committees of the Board.  In connection with his service as a non-employee director, Mr. Sandlin will be compensated in accordance with CTBI’s standard compensation policies and practices for non-employee directors of the Board as described in Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on March 23, 2023 (“CTBI’s 2023 Proxy Statement”), which information is incorporated herein by reference.  Mr. Sandlin does not have any family relationships with any of CTBI’s directors or executive officers, has no arrangements or understandings with any other person pursuant to which he was appointed a director, and is not a party to any of the transactions of the type listed in Item 404(a) of Regulation S-K.

Succession Planning - Anticipated Retirements; Board and Executive Officer Changes

M. Lynn Parrish, Chairman of the Board, announced his planned retirement effective March 17, 2024.  At a meeting of the Board held on January 23, 2024, the Board approved the appointment of Mark A. Gooch, Vice Chairman, President, and Chief Executive Officer, to assume the position of Chairman effective with Mr. Parrish’s retirement.  At the same meeting, the Board approved the appointment of Eugenia Crittenden “Crit” Luallen as Vice Chairman and lead independent director effective with Mr. Parrish’s retirement.

Mr. Gooch currently serves and will continue to serve as President and Chief Executive Officer of CTBI, as well as Chairman and Chief Executive Officer of the Board of CTB and Chairman of the Board of CTIC.  He will continue to serve as Vice Chairman of the Board until March 17, 2024.

Ms. Luallen was appointed to the Board in 2020.  She currently serves and will continue to serve on the Board’s Audit and Asset Quality and Risk and Compliance Committees and is Chairman of the Compensation Committee.  She is also a director of CTIC.

Additional information relating to the background and business experience for Mr. Gooch and Ms. Luallen is set forth in CTBI’s 2023 Proxy Statement, under the heading “Election of Directors”, which information is incorporated herein by reference.

James B. Draughn, Executive Vice President, announced his intention to retire effective January 31, 2025.  Following Mr. Draughn’s retirement, it is anticipated that Thomas McCoy will assume his responsibilities.

Mr. McCoy has worked at CTBI for over 32 years.  He currently manages critical day-to-day related needs for the Information Technology Department.  He manages and directs significant critical IT projects, acts as information technology departmental manager in the absence of Mr. Draughn, and is responsible for research and solutions to aid in improving the end-user computing environment through providing the tools necessary to support all of CTBI’s bank, brokerage, and trust divisions user base.  Mr. McCoy also directly manages all of the organization’s application systems, platform systems administration, network administrative tasks, and systems development.

Other than existing compensatory arrangements between Mr. Gooch and Ms. Luallen (the “Appointees”) and CTBI, as described in CTBI’s 2023 Proxy Statement, in connection with the above succession appointments: (i) there are no arrangements or understandings between the Appointees and any other person; (ii) no material plan, contract or arrangement has been entered into with the Appointees, and no such plan, contract or arrangement with the Appointees has been materially amended; and (iii) no grant of any award to the Appointees or modification of an existing award has been made.  Moreover, none of the Appointees has a family relationship with any other director or executive officer of CTBI or any person nominated or chosen by CTBI to become a director or executive officer.  Also, none of the Appointees has a direct or indirect material interest in any transaction that would require reporting under Item 404(a) of Regulation S-K.

Item 9.01 – Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.7	Senior Management Incentive Compensation Plan (for the year ending December 31, 2024)

10.9	Employee Incentive Compensation Plan (for the year ending December 31, 2024)

10.21	Community Trust Bancorp, Inc. 2024 Executive Committee Long-Term Incentive Compensation Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITY TRUST BANCORP, INC.

By:

Date:	January 25, 2024	/s/ Mark A. Gooch
Mark A. Gooch
Vice Chairman, President, and Chief Executive Officer